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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 2, 2006
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                                TX Holdings Inc.
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             (Exact name of registrant as specified in its charter)

Georgia                               000-32335                  58-2558702
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

       1602 Alton Rd. # 487, Miami Beach, FL                       33139
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     (Address of Principal Executive Officers)                  (Zip Code)

Registrant's telephone number, including area code:   305-420-6781
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02   Appointment of Principal Officers
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TX Holdings, Inc. (Pink Sheets:TXHG.PK) is very pleased to announce that it has hired W.A. "Bill" Alexander as its Chief Operating Officer. Mr. Alexander joins the Company with extensive experience in all areas of petroleum engineering, field operations and reservoir engineering. Most recently, he provided consulting expertise to the Energy Industry, was a General Manager at Natomas, N.A., and was the VP of Engineering and Operations at Kirby Exploration Company (NYSE: KEX). Previously, he spent over 15 years at Shell Oil (NYSE:RDS) where he served in various positions, including petroleum engineer, field engineering coordinator-marine division, until such time that he was a reservoir engineer and drilling supervisor. He eventually became Division Petroleum Engineer in Houston where he was responsible for all petroleum engineering functions in east, central and south Texas, including Texas offshore.

Mr. Mark Neuhaus, Chairman and President, stated ,"we continue to work hard to develop a comprehensive strategy for the acquisition and development of these and additional oil and gas leases. Hiring Mr. Alexander is the next step which will help the Company to get the leases into production as quickly and efficiently as possible. We are happy to see this project moving forward and are confident that TX Holdings is well positioned to acquire additional leases and options on properties with proven and provable reserves.

Item-9.01 Financial Statements and Exhibits
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Exhibit 99.1        Press release dated August 2, 2006


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2006



                                  By: /s/ Mark Neuhaus
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                                      Mark Neuhaus, President and Chairman



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